UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 25, 2015

CHINA YCT INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-53600	65-2954561
(Commission File Number)	(IRS Employer Identification No.)

c/o Shandong Spring Pharmaceutical Co., Ltd Economic Development Zone

Gucheng Road Sichui County Shandong Province PR China

(Address of principal executive offices and zip code)

86-537-4268278

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01: Changes In Registrant’s Certifying Accountant

On February 25, 2015, CHINA YCT INTERNATIONAL GROUP, INC.(the “Company” or “Registrant”) dismissed its independent registered public accounting firm, GZTY CPA GROUP, LLC (“GZTY”) and engaged PARITZ & COMPANY, P.A. (“PC”) to assume the role of the Company’s new independent registered public accounting firm. The Company’s Board of Directors (the “Board”) made the decision and adopted resolutions on February 25, 2015 to dismiss GZTY and retain PC effective February 25, 2015.

GZTY’s report on the Company's consolidated financial statements as of and for the fiscal years ended March 31, 2014 and 2013did not contain an adverse opinion or a disclaimer of opinion, andwere not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended March 31, 2014 and 2013, and through February 25, 2015, there were no disagreements with GZTY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of GZTY would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Company has provided GZTY a copy of the statements made in response to this Item 4.01 and a letter addressed to the Securities and Exchange Commission stating whether or not GZTY agrees with such statements is attached as an exhibit to this form.

During the fiscal years ended March 31, 2014 and 2013 and through February 25, 2015, the Company did not consult with PC on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and PC did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(v) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(V) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are furnished herewith:

16. Letter from GZTY CPA GROUP, LLC, dated March 5, 2015 to United States Securities Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China YCT International Group, Inc.

Dated: March 5, 2015	By: /s/ Yan Tinghe
Yan Tinghe
Chief Executive Officer